                                                         Exhibit 10(l)

                             SUBSCRIPTION AGREEMENT

    This SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into in accordance with Section 503 of the New York Business Corporation Law as of the 6th day of November, 1997, by and among FOLKSAMERICA HOLDING COMPANY, INC., a New York corporation (the "Company"), FUND AMERICAN ENTERPRISES HOLDINGS, INC., a Delaware corporation, ("Fund American"), WHITE MOUNTAINS HOLDINGS, INC., a Delaware corporation ("White Mountains"; Fund American and White Mountains being collectively referred to herein as "Fund American"), FOLKSAM MUTUAL GENERAL INSURANCE COMPANY, an entity organized under the laws of Sweden ("Folksam Mutual"), FOLKSAM INTERNATIONAL INSURANCE CO. LTD. (publ), an entity organized under the laws of Sweden ("Folksam International"; Folksam Mutual and Folksam International being collectively referred to herein as "Folksam"), WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG, a corporation organized under the laws of Austria ("Wiener"), P&V ASSURANCES S.C., a corporation organized under the laws of Belgium ("P&V"), and SAMVIRKE SKADEFORSIKRING AS, a corporation organized under the laws of the Kingdom of Norway ("SAMVIRKE"); (collectively Fund American, Folksam, Wiener, P&V and Samvirke are referred to herein as the "Shareholders").

    WHEREAS, the Company has 20,760,000 authorized shares of common stock, par value $.01 per share ("Common Stock"), of which 6,920,000 are issued and outstanding and 13,840,000 are currently reserved, and 20,760,000 shares of authorized Preferred Stock, par value $.01 per share, of which 6,920,000 are issued and outstanding; and

    WHEREAS, the Shareholders wish to amend the Company Charter to increase the number of authorized shares of Common Stock by 3,127,814; and

    WHEREAS, the Shareholders wish to purchase 3,127,814 shares of newly issued Common Stock at a price of $13.33 per share (the "New Shares"); and

    WHEREAS, Folksam, P&V, Wiener and Samvirke collectively own of record and beneficially all of the issued and outstanding shares of the Company's Common Stock, and Fund American owns all of the issued and outstanding shares of the Company's Series B Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), which Common Stock and Series B Preferred Stock constitute all of the issued and outstanding voting capital stock of the Company; and

    WHEREAS, Fund American also holds a Class A Warrant Certificate, pursuant to which it is the registered owner of 6,920,000 warrants to purchase the same number of shares of the

Company's common stock;

    WHEREAS, the Company and the Shareholders believe it is in the best interest of the Company to (i) increase the surplus of Folksamerica Reinsurance Company ("Folksamerica Reinsurance") and (ii) to reduce Company debt owed pursuant to a Loan Agreement between the Company and Swedbank (Sparbanken Sverige AB (publ)), New York Branch ("Swedbank"), dated November 12, 1991, as amended (the "Swedbank Loan") and (iii) to eliminate entirely the debt owed by the Company to Folksam pursuant to the Evidence of Indebtedness Agreement dated June 13, 1996 (the "Folksam Debt Agreement"); and

    WHEREAS, the Company intends to apply $14,446,900 of the $41,693,760.50 aggregate proceeds from the sale of the New Shares towards the reduction of the Swedbank Loan; and

    WHEREAS, the Shareholders, the Company and Swedbank have agreed to eliminate the Guarantee Obligations of P&V and Wiener, dated November 12, 1991, as confirmed by a reconfirmation letter dated April 25, 1996, and November 13, 1991, as confirmed by a reconfirmation letter dated May 17, 1996, respectively, supporting the Swedbank Loan and to reduce the Guarantee Obligation dated November 12, 1991, as confirmed by a reconfirmation letter dated November 25, 1995, of Samvirke to Swedbank (collectively, the "Guarantee Obligations"); and

    WHEREAS, the Shareholders wish to amend (i) the Shareholders Agreement dated March 6, 1996 by and among the Company, Fund American, Folksam, Wiener, P&V and Samvirke (the "Fund American Shareholders Agreement"), (ii) the Amended and Restated Investor Stockholders' Agreement, dated as of June 19, 1996 by and among the Company, Folksam, Wiener, P&V and Samvirke (the "Investor Stockholders' Agreement") and (iii) the Registration Rights Agreement by and among the Company and the Shareholders, dated as of June 19, 1996 (the "Registration Rights Agreement"), and to make certain waivers in connection with the purchase of the New Shares.

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1. COMMON STOCK SUBSCRIPTION

    The Shareholders hereby subscribe for and agree to purchase, severally and not jointly, the number of New Shares set forth opposite their names below and agree to pay therefore in cash, the sum of U.S. $13.33 per share; provided, however, that Folksam shall pay for its New

Shares by exchanging (capitalizing) the remaining indebtedness of U.S. $4,000,000 due from the Company pursuant to the Folksam Debt Agreement (the aggregate payment by each Shareholder for their respective New Shares, or, in the case of Folksam, the aggregate amount of exchanged (capitalized) debt, is referred to herein as the "Purchase Price"). The Company shall pay to Folksam upon the Closing (as defined below) all accrued but unpaid interest through the date of the Closing.

                                                                                            TOTAL
                                                         NEW      ADDITIONAL SHAREHOLDER    VOTING
                                                        SHARES          INVESTMENT          SHARES*      VOTING %
                                                      ----------  ----------------------  ------------  -----------
Fund American.......................................   1,563,907  U.S.    $20,846,880.00     8,483,907        50.0
Folksam.............................................     300,075            4,000,000.00     3,585,075        21.1
P & V...............................................     472,618            6,299,997.90     1,877,618        11.1
Samvirke............................................     138,551            1,846,884.80       763,551         4.5
Wiener..............................................     652,663            8,699,997.80     2,257,663        13.3
                                                      ----------  ----------------------  ------------       -----
                                                       3,127,814  U.S.    $41,693,760.50    16,967,814       100.0

------------------------
* Following purchase of the New Shares

    2. DELIVERY OF COMMON STOCK/USE OF PROCEEDS

    a. On November 20, 1997 or as soon as practicable following the satisfaction or waiver of the conditions enumerated under Section 3 below (and in any event within 5 business days following satisfaction of the conditions listed in
Section 3 below) a closing of the purchase of the New Shares shall be held (the "Closing") in the offices of the Company at One Liberty Plaza, 19th Floor, New York, New York 10006. At the Closing, (x) the Company shall issue a stock certificate or certificates to each Shareholder representing their respective New Shares (each stock certificate so delivered shall, to the extent applicable, bear the legend provided for in Section 5 of the Amended and Restated Investor Stockholders' Agreement dated June 19, 1996, (y) each of Fund American, P&V, Samvirke and Wiener shall pay their respective Purchase Prices by wire transfer of immediately available funds to the respective accounts designated at least five (5) business days prior to the Closing, by the Company and Swedbank and (z) Folksam shall deliver evidence satisfactory to the Company that the Folksam Debt Agreement has been terminated and that the underlying indebtness has been forgiven in full.

    b. The Company agrees to use $14,446,900 of the Purchase Price received from P&V ($6,299,997.90), Samvirke ($1,846,884.80) and Wiener ($6,300,017.30)
in accordance with this Agreement to re-pay a portion of the Swedbank Loan (and in furtherance hereof the Company shall instruct such Shareholder to pay such portion of Purchase Price payable by them directly to Swedbank as necessary to effect such repayment) and the balance of the cash proceeds shall be used to increase the Surplus of Folksamerica Reinsurance as directed by the Board of Directors of the Company.

    3. CONDITIONS TO PURCHASE AND DELIVERY OF COMMON STOCK

    The Company shall issue, and each of the Shareholders (severally and not jointly) shall purchase in accordance with the terms hereof, the New Shares subscribed to herein upon the satisfaction or waiver of each of the following conditions:

    a. Receipt by the Company from Fund American, P&V, Wiener and Samvirke of their respective Purchase Prices pursuant to Section 2(a)(y) and a receipt from Folksam pursuant to Section 2(a)(z) of evidence satisfactory to the Company that the entire debt evidenced by the Folksam Debt Agreement has been extinguished in full.

    b. Receipt by the Company and each of the Shareholders of a duly executed amendment to the Fund American Shareholders Agreement in the form attached hereto as Exhibit A.

    c. Approval by the Board of Directors and the Shareholders of (i) an amendment to the Company Charter in the form attached hereto as Exhibit B, increasing the authorized shares of Common Stock by the amount necessary to issue the New Shares and (ii) the transactions contemplated herein as provided for in the resolutions attached as Exhibit C.

    d. Prior to the closing, receipt, satisfactory to P&V and Wiener, of instruments evidencing that, upon payment of the portion of the Purchase Price payable by them to Swedbank, their respective Guarantee Obligations to Swedbank will be released and discharged and receipt satisfactory to Samvirke of an instrument evidencing that, upon payment of the portion of the Purchase Price payable by it to Swedbank, its Guarantee Obligation will be reduced to reflect Samvirke's purchase of 138,551 shares of Common Stock as provided herein.

    e. Receipt by the Shareholders of the opinion of Donald A. Emeigh, Jr., General Counsel of the Company, in the form attached hereto as Exhibit D.

    f. Receipt by the Company and the Shareholders of a duly executed amendment to the Registration Rights Agreement in the form attached hereto as Exhibit E.

    g. Receipt by the Company and the Shareholders of a duly executed amendment to the Investor Stockholders' Agreement in the form attached hereto as Exhibit F.

    h. In the case of the Shareholders, (i) the representations and warranties of the Company contained in this Agreement or in any certificate or documents delivered to the Shareholders pursuant hereto shall be deemed to have been made again at and as of the Closing of the transactions provided for herein and shall then be true in all material respects and (ii) the Company shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by the Company prior to or at the Closing, and the Shareholders shall have been furnished with a certificate of an appropriate officer of the Company, dated the day of the Closing (the "Closing Date"), certifying to the effect of clauses (i) and (ii) of this Section 3(h).

    4. CERTAIN WAIVERS

    The Company and the Shareholders, respectively, hereby agree as follows:

    a. Fund American hereby agrees to the issuance of the New Shares and agrees in connection with the transactions contemplated by this Agreement to a one time waiver of (i) all requirements set forth in Section 8.3 of the Securities Purchase Agreement by and between Fund American and the Company dated March 6, 1996, relating to the issuance of Common Stock by the Company, (ii) any claim that the New Shares have been issued for an amount of consideration per share less than the fair market value per share as determined for purposes of Section 4 of the Class A Warrant Certificate, and (iii) the notice requirement set forth in Section 4(k) of the Class A Warrant Certificate. Fund American further acknowledges receipt of the notice (a copy of which is attached hereto as Exhibit G) required pursuant to Article Fourth, Clause A, Section, Section 3(d) of the Company's Certificate of Incorporation and agrees that the calculation set forth therein is correct.

    b. The Company and the Shareholders each agree, in connection with the transactions contemplated by this Agreement, to a one-time waiver of (i)
Section 8, Section 9(b) and Section 9(d) of the Fund American Shareholders Agreement and (ii) Section 1 of the Guarantee Fee Agreement to the extent necessary to permit the consummation of the transactions contemplated hereby. In addition, the Company, Folksam, P&V, Samvirke and Wiener each agrees, in connection with the transactions contemplated by this Agreement, to a one-time waiver of Section 7(vi) and Section 12 of the Investor Stockholders' Agreement to the extent necessary to permit the consummation of the transactions contemplated hereby.

    5. REPRESENTATION/WARRANTIES

    Each of the signatories for the Shareholders represents and warrants that he has been duly authorized to execute this Agreement, the amendment to the Fund American Shareholders' Agreement, the amendment to the Investor Stockholders Agreement and the amendment to the Registration Rights Agreement (collectively, the "Agreements") and that all corporate action necessary to complete the transactions contemplated herein has been authorized.

    The Company represents and warrants to the Shareholders:

    (a) Organization of the Company; Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of organization and has all the requisite corporate power and authority to carry on its business as now being conducted and to own and use the properties owned and used by it. The Company is qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified. The Company has full corporate power and authority to enter into each of the Agreements and to consummate the transactions contemplated hereby and thereby. The execution and delivery of each of the Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of the Company.

Assuming the due authorization, execution and delivery hereof and thereof by the Shareholders, the Agreement has been (and each of the other Agreements will be at the Closing) duly executed and delivered by the Company and constitutes (and each of the other Agreements will constitute at the Closing) the valid, binding and enforceable obligation of the Company, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally or by general equitable principles.

    (b) Capitalization of the Company; Ownership. The authorized, issued and outstanding capital stock of the Company prior to and immediately after giving effect to, the issuance of the New Shares is set forth on Schedule 1. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable. Except for the Class A Warrant Certificate and the Series B Preferred Stock currently held by Fund American, there are not other outstanding options, warrants or rights of any kind to acquire any additional shares of capital stock of the Company or securities convertible into or exchangeable for, or which otherwise confer on the holder thereto, any right to acquire, any such additional shares, nor is the Company committed to issue any such option, warrant, right or securities.

    (c) Ability to Carry Out the Agreements. Except as provided for herein and assuming the fulfillment of all of the conditions provided for under Section 3, the Company is not subject to or bound by any provision of:

        (i) any law, statute rule, regulation or judicial or administrative decision,

        (ii) the articles or certificate or incorporation or by-laws of the Company,

       (iii) any mortgage, deed of trust, lease, note, shareholders' agreement, partnership agreement, bond, indenture, license, permit, trust, or

        (iv) any judgment, order, writ, injunction or decree or any court, governmental body, administrative agency or arbitrator,

that would prevent or be violated by or under which there would be a default as a result of the execution of any of the Agreements nor is there required any consent of any person under any contract or agreement which has not been obtained for, the execution, delivery and performance by the Company of any of the Agreements and the transactions contemplated hereby, other than violations, defaults or failures to obtain consents which have not had and are not reasonably likely to have a material adverse effect on the ability of the Company to perform its obligations under any of the Agreements.

    7. COUNTERPARTS

    This Agreement may be executed in one or more counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which will constitute one and the same instrument.

    8. GOVERNING LAW

    This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein without reference to any applicable principals of conflicts of laws. The parties agree that the exclusive place of jurisdiction for any action brought hereunder shall be in the City and State of New York.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officer as of the date first written above.

                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                    By: ____________________
                        Name:
                        Title:

                    WHITE MOUNTAINS HOLDINGS, INC.

                    By: ____________________
                        Name:
                        Title:

                    FOLKSAMERICA HOLDING COMPANY, INC.

                    By: ____________________
                        Name:
                        Title:

                    FOLKSAM MUTUAL GENERAL INSURANCE COMPANY

                    By: ____________________
                        Name:
                        Title:

                    By: ____________________
                        Name:

                        Title:

                    FOLKSAM INTERNATIONAL INSURANCE CO. LTD. (Publ)

                    By: ____________________
                        Name:
                        Title:

                    By: ____________________
                        Name:
                        Title:

                    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG

                    By: ____________________
                        Name:
                        Title:

                    By: ____________________
                        Name:
                        Title:

                    P&V ASSURANCES S.C.

                    By: ____________________
                        Name:
                        Title:

                    SAMVIRKE SKADEFORSIKRING AS

                    By: ____________________
                        Name:
                        Title:

                                   SCHEDULE 1

                       FOLKSAMERICA HOLDING COMPANY, INC.

                                                      PRESENT                                REVISED
                                                     OWNERSHIP                              OWNERSHIP
                                                   VOTING SHARES      %      NEW SHARES   VOTING SHARES      %
                                                   -------------  ---------  -----------  -------------  ---------
Fund American....................................     6,920,000        50.0   1,563,907     8,483,907*        50.0
Folksam..........................................     3,285,000        23.7     300,075     3,585,075**       21.1
P&V Assurances...................................     1,405,000        10.2     472,618     1,877,618         11.1
Samvirke.........................................       625,000         4.5     138,551       763,551          4.5
Wiener Staedtische...............................     1,605,000        11.6     652,663     2,257,663         13.3
                                                   -------------  ---------  -----------  -------------  ---------
                                                     13,840,000       100.0   3,127,814    16,967,814
     100.0

------------------------
* Fund American

Series B Voting Preferred........................................................  6,920,000
Common Shares....................................................................  1,563,907
                                                                                   ---------
Total Shares.....................................................................  8,483,907

------------------------

**Folksam Mutual General-Common Shares...........................................  3,285,000
Folksam International-Common Shares..............................................    300,075
                                                                                   ---------
Total Shares.....................................................................  3,585,075

                                   EXHIBIT A

                    AMENDMENT TO THE SHAREHOLDERS AGREEMENT

    This Amendment to the Shareholders Agreement described below is entered into as of November 6, 1997 by and among FOLKSAMERICA HOLDING COMPANY, INC., a New York corporation (the "Company"), FUND AMERICAN ENTERPRISES HOLDINGS, INC., a Delaware corporation, ("Fund American"), WHITE MOUNTAINS HOLDINGS, INC., a Delaware corporation ("White Mountains"; Fund American and White Mountains being collectively referred to herein as "Fund American"), FOLKSAM MUTUAL GENERAL INSURANCE COMPANY, an entity organized under the laws of Sweden ("Folksam Mutual"), FOLKSAM INTERNATIONAL INSURANCE CO. LTD. (publ), an entity organized under the laws of Sweden ("Folksam International"; Folksam Mutual and Folksam International being collectively referred to herein as "Folksam"), WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG, a corporation organized under the laws of Austria ("Wiener"), P&V ASSURANCES S.C., a corporation organized under the laws of Belgium ("P&V"), and SAMVIRKE SKADEFORSIKRING AS, a corporation organized under the laws of the Kingdom of Norway ("SAMVIRKE"); (collectively Fund American, Folksam, Wiener, P&V and Samvirke are referred to herein as the "Shareholders"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Shareholders Agreement.

    WHEREAS, the Company and the Shareholders (other than White Mountains and Folksam International) entered into the Shareholders Agreement dated as of March 6, 1996 (the "Shareholders Agreement"); and

    WHEREAS, in connection with the transactions contemplated by the Subscription Agreement dated as of November 6, 1997 among the Company and the Shareholders (the "Subscription Agreement"), the Company and the Shareholders desire to amend the Shareholders Agreement;

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

    1. Effective upon the consummation of the Closing under the Subscription Agreement, the Shareholders Agreement shall be automatically and without further act amended as follows:

     a. All references to the "Purchaser" contained in the Shareholders Agreement shall be deemed to refer collectively to Fund American and White Mountains, and White

Mountains, by execution and delivery hereof, acknowledges that it is a party to the Shareholders Agreement and agrees to be bound by all obligations of the Purchaser thereunder.

     b. All references to "Folksam" contained in the Shareholders Agreement, including with respect to the definition of Existing Shareholders, shall be deemed to refer collectively to Folksam Mutual and Folksam International, and Folksam International, by execution and delivery hereof, shall become a party to the Shareholders Agreement and agrees to be bound by all obligations of Folksam thereunder.

     c. All references to "Equity Securities" contained in the Shareholders Agreement shall be deemed to include, in addition to the securities included therein as specified in the Shareholders Agreement, the New Shares (as defined in the Subscription Agreement) purchased by Fund American.

     d. Section 2(b) of the Shareholders Agreement is hereby amended to delete the parenthetical clause contained in clause (i) thereof and substituting the following in lieu thereof:

     "(but in no event shall the aggregate number of director designees for the Existing Shareholders taken as a whole exceed eight)".

     e. All references contained in the Shareholders Agreement to the "Existing Shareholders Agreement" shall be deemed to be references to the "Amended and Restated Investor Stockholders' Agreement by and among the Company and the Existing Shareholders dated as of June 19, 1996, as the same may be amended from time to time".

     f. The table contained in Section 2(b) of the Shareholders Agreement is hereby amended in its entirety to read as follows:


NUMBER OF EQUITY                        NUMBER OF PURCHASER DESIGNEES:
SECURITIES OWNED                        ------------------------------
BENEFICIALLY                            BOARD     EACH BOARD COMMITTEE
--------------------------------------  -----     --------------------
4,900,000 or more.....................   Two              One
2,450,000 to 4,899,000................   One              One
less than 2,450,000...................  None             None


     g. Section 7 of the Shareholders Agreement is hereby amended by changing the reference to "six hundred and ninety two thousand (692,000)" to "eight hundred and forty eight thousand three hundred and ninety (848,390)."

     h. All references to the "Existing Shareholders" contained in Section 9 of the Shareholders Agreement shall refer only to Folksam Mutual and Samvirke and shall expressly not be deemed to refer to Wiener or P&V.

     i. Section 19 of the Shareholders Agreement is hereby amended by changing the reference to "five hundred thousand (500,000)" to "six hundred and thirteen thousand (613,000)".

    2. This Agreement shall be of no force or effect if the Closing under the Subscription Agreement shall fail to occur.

    3. This Agreement may be executed in one or more counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which will constitute one and the same instrument.

    4. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein without reference to any applicable principles of conflicts of laws. The parties agree that the exclusive place of jurisdiction for any action brought hereunder shall be in the City and State of New York.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officer as of the date first written above.

                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                    By: ____________________
                        Name:
                        Title:

                    WHITE MOUNTAINS HOLDINGS, INC.

                    By: ____________________
                        Name:
                        Title:

                    FOLKSAMERICA HOLDING COMPANY, INC.

                    By: ____________________
                        Name:

                        Title:

                    FOLKSAM MUTUAL GENERAL INSURANCE COMPANY

                    By: ____________________
                        Name:
                        Title:

                    By: ____________________
                        Name:
                        Title:

                    FOLKSAM INTERNATIONAL INSURANCE CO. LTD. (Publ)

                    By: ____________________
                        Name:
                        Title:

                    By: ____________________
                        Name:
                        Title:

                    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG

                    By: ____________________
                        Name:
                        Title:

                    By: ____________________
                        Name:
                        Title:

                    P&V ASSURANCES S.C.

                    By: ____________________
                        Name:
                        Title:

                    SAMVIRKE SKADEFORSIKRING AS

                    By: ____________________
                        Name:

                        Title:

                                   EXHIBIT B

                          CERTIFICATE OF AMENDMENT OF
                        THE CERTIFICATE OF INCORPORATION
                     OF FOLKSAMERICA HOLDING COMPANY, INC.
                       UNDER SECTION 805 OF THE BUSINESS
                    CORPORATION LAW OF THE STATE OF NEW YORK

    The undersigned, being the President and Secretary, respectively, of Folksamerica Holding Company, Inc. (the "Corporation"), a corporation organized and existing under the Business Corporation Law of the State of New York (the "BCL"), hereby certify and set forth the following:

    1. The name of the Corporation is Folksamerica Holding Company, Inc.

    2. The certificate of incorporation of the Corporation was filed by the Department of State of on April 10, 1985. A restated certificate of incorporation of the Corporation was filed by the Department of State on December 16, 1993. A certificate of amendment of the certificate of incorporation of the Corporation was filed by the Department of State on June 17, 1996.

    3. The certificate of incorporation of the Corporation, as heretofore amended, is hereby amended, pursuant to Section 501 of the BCL, to increase the number of shares which the Corporation is authorized to issue from 41,520,000 shares to 44,647,814 shares, of which 23,887,814 shares shall be designated as Common Stock, par value $0.01 per share, and 20,760,000 shares shall be designated as Preferred Stock, par value $0.01 per share.

    4. To accomplish the foregoing amendment the certificate of incorporation of the Corporation, as heretofore amended, is amended by deleting the first sentence of Article FOURTH and substituting therefore the following:

    "The number of shares which the Corporation is authorized to issue is 44,647,814 shares, of which 23,887,814 shares shall be designated as Common Stock, par value $0.01 per share ("Common Stock"), and the remaining 20,760,000 shares shall be designated as Preferred Stock, par value $0.01 per share ("Preferred Stock")."

    5. The amendment referred to herein was authorized by a resolution adopted by a unanimous vote of the board of directors of the Corporation at a meeting of the board duly called and held on November 6, 1997, and adopted by the unanimous written consent of all of the shareholders of the Corporation dated November 6, 1997.

    IN WITNESS WHEREOF, we have executed this Certificate on this 6th day of November, 1997 and do affirm the statements contained herein are true under the penalties of perjury.


                                 ___________________________________
                                 Name: Steven E. Fass
                                 Title: President & C.E.O.

                                 ___________________________________
                                 Name: Donald A. Emeigh, Jr.
                                 Title: S.V.P., General Counsel & Secretary

                           SHAREHOLDER UNANIMOUS
                    WRITTEN CONSENT IN LIEU OF MEETING
                     FOLKSAMERICA HOLDING COMPANY, INC.

    THE UNDERSIGNED, which include all of the Shareholders of Folksamerica Holding Company, Inc., a New York corporation (the "Company" or "Folksamerica"), DO HEREBY CONSENT, pursuant to Section 615(a) of the New York Business Corporation Law, to the following resolutions as the duly adopted resolutions of the Shareholders of the Company, said resolutions to be and read as follows:

    RESOLVED, that the form, terms and provisions of the Subscription Agreement attached as Exhibit A (the "Subscription Agreement") by and among the Company, White Mountains, Fund American, Folksam, Folksam International, Wiener, P&V and Samvirke, a copy of which has been presented to the Shareholders and filed with the records of the Company, with such changes, additions or deletions to any or all of the terms and provisions thereof as the officer executing the same may approve, the execution and delivery thereof to be conclusive evidence of such approval, (provided that (i) any such change, addition or deletion that is for the purpose of curing an ambiguity, omission, defect or inconsistency (an "Administrative Change") shall not require any further approval or authorization, (ii) any such change, addition or deletion which is not an Administrative Change, but which does not alter a material term shall be approved by a committee consisting of Thomas Kemp, Anders Henriksson and Peter Hagen (the "Approval Committee") and
(iii) any such change, addition or deletion which alters a material term shall be approved by the Board of Directors of the Company), be, and the same hereby are, together with the transactions contemplated therein, authorized, approved and adopted in all respects and the Subscription Agreement as so executed and delivered be, and the same hereby is, authorized, approved and adopted; and further

    RESOLVED, the Shareholders hereby ratify approve the issuance of the New Shares referenced in the Subscription Agreement for a price of U.S. $13.33 per share, which price is acknowledged to represent a reasonable good faith judgement of the Directors of the fair market value per share, and further specifically acknowledge and approve that Folksam International Insurance Co. Ltd (publ) shall pay for the New Shares referenced in the Subscription Agreement by exchanging (capitalizing) the remaining indebtedness of $4,000,000 due from the Company; and further

    RESOLVED, the Shareholders hereby approve the Certificate of Amendment to the Certificate of Incorporation attached as Exhibit B (the "Certificate of Amendment"), a copy of which has been presented to the Shareholders and filed with the records of the Company, and, subject to the satisfaction of the conditions of delivery of the Common Stock as provided for in the Subscription Agreement, the officers of the Company be, and any one or more hereby are authorized, empowered and directed in the name and on behalf of the Company, to execute, acknowledge, file and record the Certificate of Amendment with the Secretary of State of the State of New York; and further

    RESOLVED, upon (i) the filing of the Certificate of Amendment, and (ii) the satisfaction of the terms and conditions to closing set forth in the Subscription Agreement, 3,127,814 shares of authorized but unissued shares of the Company's Common Stock shall be issued to the Shareholders and the Company shall use the proceeds thereof as directed in the Subscription Agreement; and further

    RESOLVED, that all officers of the Company be, and any one or more of them hereby are, authorized, empowered and directed to execute, in the name and on behalf of the Company, and to cause to be issued and delivered to the Shareholders, one or more certificates representing such shares, and when issued, such Common Stock will be duly authorized, validly issued, fully paid and (except with respect to claims pursuant to Section 630 of the New York Business Corporation Law) non-assessable; and further

    RESOLVED, that in accordance with Article III, Section 11 of the Company By-Laws, Terry L. Baxter is hereby appointed to the Board of Directors in replacement of Allan L. Waters who is hereby removed as a director; and further

    RESOLVED, that the officers of the Company be, and any one or more of them hereby are, authorized, empowered and directed, acting alone, in the name and on behalf of the Company, to do and perform all such further acts and things, to execute and deliver in the name and on behalf of the Company, and, if requested or required, under its corporate seal duly attested by the Secretary of the Company, and where necessary or appropriate, to file with the appropriate governmental authorities, all such further certificates, instruments, or other documents, and to make all such payments as in their judgment, or in the judgment of any one of them, shall be deemed necessary or advisable in order to carry out, comply with, and effectuate the intent and purposes of the foregoing resolutions, and any or all of the transactions contemplated therein or thereby, the authority therefor to be conclusively evidenced by the taking of such action;


    RESOLVED, that the Shareholders hereby ratify and approve the actions of the Human Resources Committee and the Board of Directors in accordance with the Committees written consent of November 6, 1997; and further

    RESOLVED, that the Secretary of the Company shall file this Written Consent in Lieu of

Meeting as a record of the minutes of the actions taken hereby.

    IN WITNESS WHEREOF, the undersigned authorized signatories of the Shareholders have executed this written consent effective the date first written above. This Unanimous Consent in Lieu of Meeting may be signed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall be deemed one and the same Consent of the Shareholder.

                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                    By: ____________________
                        Name:
                        Title:

                    WHITE MOUNTAINS HOLDINGS, INC.

                    By: ____________________
                        Name:
                        Title:

                    FOLKSAMERICA HOLDING COMPANY, INC.

                    By: ____________________
                        Name:
                        Title:

                    FOLKSAM MUTUAL GENERAL INSURANCE COMPANY

                    By: ____________________
                        Name:
                        Title:

                    By: ____________________
                        Name:
                        Title:

                    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG

                    By: ____________________
                        Name:
                        Title:

                    By: ____________________
                        Name:

                        Title:

                    P&V ASSURANCES S.C.

                    By: ____________________
                        Name:
                        Title:

                    SAMVIRKE SKADEFORSIKRING AS

                    By: ____________________
                        Name:
                        Title:

                                   EXHIBIT C

Subject to the approval of the Shareholders of the Subscription Agreement and Charter Amendment as provided for in the "Consent in Lieu of Meeting", the Directors will be asked to approve the following resolutions:

    RESOLVED, that the form, terms and provisions of the Subscription Agreement attached hereto as Exhibit A (the "Subscription Agreement") by and among the Company, White Mountains, Fund American, Folksam Mutual, Folksam International, Wiener, P&V and Samvirke, a copy of which has been presented to this Board of Directors and filed with the records of the Company, with such changes, additions or deletions to any or all of the terms and provisions thereof as the officer executing the same may approve, the execution and delivery thereof to be conclusive evidence of such approval (provided that (i) any such change, addition or deletion that is for the purpose of curing an ambiguity, omission, defect or inconsistency (an "Administrative Change") shall not require any further approval or authorization, (ii) any such change, addition or deletion which is not an Administrative Change, but which does not alter a material term shall be approved by a committee consisting of Thomas Kemp, Anders Henriksson and Peter Hagen (the "Approval Committee") and (iii) any such change, addition or deletion which alters a material term shall be approved by the Board of Directors of the Company), be, and the same hereby are, together with the transactions contemplated therein and the Exhibits attached thereto (including without limitation the Amendment to the Fund American Shareholders' Agreement, the Amendment to the Investor Stockholders' Agreement, the Amendment to the "Registration Rights Agreement" and the use of the proceeds from the sale of the New Shares as provided for in Provision 2(b) of the Subscription Agreement), authorized, approved and adopted in all respects and the Subscription Agreement as so executed and delivered be, and the same hereby is, authorized, approved and adopted; and further

    RESOLVED, the Directors hereby approve the issuance of the New Shares referenced in the Subscription Agreement for a price of U.S. $13.33 per share, which price represents a reasonable good faith judgement of the Directors of the fair market value per share, and further specifically acknowledge and approve that Folksam International Insurance Co. Ltd. (publ) shall pay for the New Shares referenced in the Subscription Agreement by exchanging the remaining indebtedness of $4,000,000 due from the Company; and further

    RESOLVED, the Directors hereby approve the Certificate of Amendment to the Certificate of Incorporation attached hereto as Exhibit B (the "Certificate of Amendment"), a copy of which shall be presented to the Shareholders of the Company for approval, and subject to the satisfaction of the conditions of delivery of the Common Stock as provided for in the Subscription Agreement, the officers of the Company be, and any one or more hereby are, authorized, empowered and directed in the name and on behalf of the Company, to execute, acknowledge, file and record the Certificate of Amendment with the State of New York; and further

    RESOLVED, that, pursuant to the Subscription Agreement and upon (i) the filing of the Certificate of Amendment, and (ii) the satisfaction of the terms and conditions to closing set forth in the Subscription Agreement, 3,127,814 shares of authorized but unissued shares of the Company's Common Stock shall be issued to the Shareholders, and that all officers of the Company be, and any one or more of them hereby are, authorized, empowered and directed to execute, in the name and on behalf of the Company, and to cause to be issued and delivered to the Shareholders, one or more certificates representing such shares, and when issued, such Common Stock will be duly authorized, validly issued, fully paid and (except with respect to claims pursuant to Section 630 of the New York Business Corporation Law) non-assessable;

    RESOLVED, that the Board of Directors hereby ratify and approve the actions of the Human Resources Committee in accordance with the Committees written consent of November 6, 1997; and further

    RESOLVED, that the officers of the Company be, and any one or more of them hereby are, authorized, empowered and directed, acting alone, in the name and on behalf of the Company, to do and perform all such further acts and things, to execute and deliver in the name and on behalf of the Company, and, if requested or required, under its corporate seal duly attested by the Secretary of the Company, and where necessary or appropriate, to file with the appropriate governmental authorities, all such further certificates, instruments, or other documents, and to make all such payments as in their judgment, or in the judgment of any one of them, shall be deemed necessary or advisable in order to carry out, comply with, and effectuate the intent and purposes of the foregoing resolutions, and any or all of the transactions contemplated therein or thereby, the authority therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such documents.

                                   EXHIBIT D

                          [Don Emeigh Legal Opinion]

                                   EXHIBIT D

                         [Don Emeigh Legal Opinion]

                                   EXHIBIT E

                 AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT

    This Amendment to the Registration Rights Agreement described below is entered into as of November 6, 1997 by and among FOLKSAMERICA HOLDING COMPANY, INC., a New York corporation (the "Company"), FUND AMERICAN ENTERPRISES HOLDINGS, INC., a Delaware corporation, ("Fund American"), WHITE MOUNTAINS HOLDINGS, INC., a Delaware corporation ("White Mountains"; Fund American and White Mountains being collectively referred to herein as "Fund American"), FOLKSAM MUTUAL GENERAL INSURANCE COMPANY, an entity organized under the laws of Sweden ("Folksam Mutual"), FOLKSAM INTERNATIONAL INSURANCE CO. LTD. (publ), an entity organized under the laws of Sweden ("Folksam International"; Folksam Mutual and Folksam International being collectively referred to herein as "Folksam"), WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG, a corporation organized under the laws of Austria ("Wiener"), P&V ASSURANCES S.C., a corporation organized under the laws of Belgium ("P&V"), and SAMVIRKE SKADEFORSIKRING AS, a corporation organized under the laws of the Kingdom of Norway ("SAMVIRKE"); (collectively Fund American, Folksam, Wiener, P&V and Samvirke are referred to herein as the "Shareholders"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Registration Rights Agreement.

    WHEREAS, the Company and the Shareholders (other than White Mountains and Folksam International) entered into the Registration Rights Agreement dated as of March 6, 1996 (the "Registration Rights Agreement"); and

    WHEREAS, in connection with the transactions contemplated by the Subscription Agreement dated as of November 6, 1997 among the Company and the Shareholders (the "Subscription Agreement"), the Company and the Shareholders desire to amend the Registration Rights Agreement;

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

    1. Effective upon the consummation of the Closing under the Subscription Agreement, the Registration Rights Agreement shall be automatically and without further act amended as follows:

       a. For all purposes of the Registration Rights Agreement, the definition of "Registrable Securities" contained in Section 1 of the Registration Rights Agreement shall be automatically amended without further act by including in each of clauses (i) and (ii) thereof (including, without limitation, for purposes of clause (iii) thereof) the New Shares (as defined in the Subscription Agreement), and the first proviso contained in such definition shall not apply to the New Shares.

       b. All references to "Folksam" contained in the Registration Rights Agreement, including with respect to the definition of "Existing Shareholders," shall be deemed to refer collectively to Folksam Mutual and Folksam International, and Folksam International, by execution and delivery hereof, shall become a party to the Registration Rights Agreement and agrees to be bound by all obligations of Folksam thereunder.

    2. This Agreement shall be of no force or effect if the Closing under the Subscription Agreement shall fail to occur.

    3. This Agreement may be executed in one or more counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which will constitute one and the same instrument.

    4. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein without reference to any applicable principles of conflicts of laws. The parties agree that the exclusive place of jurisdiction for any action brought hereunder shall be in the City and State of New York.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officer as of the date first written above.

                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                    By: ____________________
                        Name:
                        Title:

                    WHITE MOUNTAINS HOLDINGS, INC.

                    By: ____________________
                        Name:
                        Title:

                    FOLKSAMERICA HOLDING COMPANY, INC.

                    By: ____________________
                        Name:
                        Title:

                    FOLKSAM MUTUAL GENERAL INSURANCE COMPANY

                    By: ____________________
                        Name:
                        Title:

                    By: ____________________
                        Name:
                        Title:

                    FOLKSAM INTERNATIONAL INSURANCE CO. LTD. (Publ)

                    By: ____________________
                        Name:
                        Title:

                    By: ____________________
                        Name:
                        Title:

                    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG

                    By: ____________________
                        Name:
                        Title:

                    By: ____________________
                        Name:
                        Title:

                    P&V ASSURANCES S.C.

                    By: ____________________
                        Name:
                        Title:

                    SAMVIRKE SKADEFORSIKRING AS

                    By: ____________________
                        Name:
                        Title:

                                   EXHIBIT F

                     AMENDMENT TO THE AMENDED AND RESTATED
                       INVESTORS STOCKHOLDERS' AGREEMENT

    This Amendment to the Amended and Restated Investor Stockholders' Agreement described below is entered into as of November 6, 1997 by and among FOLKSAMERICA HOLDING COMPANY, INC., a New York corporation (the "Company"), FOLKSAM MUTUAL GENERAL INSURANCE COMPANY, an entity organized under the laws of Sweden ("Folksam Mutual"), FOLKSAM INTERNATIONAL INSURANCE CO. LTD.
(publ), an entity organized under the laws of Sweden ("Folksam International"; Folksam Mutual and Folksam International being collectively referred to herein as "Folksam"), WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG, a corporation organized under the laws of Austria ("Wiener"), P&V ASSURANCES S.C., a corporation organized under the laws of Belgium ("P&V"), and SAMVIRKE SKADEFORSIKRING AS, a corporation organized under the laws of the Kingdom of Norway ("SAMVIRKE"); (collectively Folksam, Wiener, P&V and Samvirke are referred to herein as the "Shareholders"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Investor Stockholders' Agreement.

    WHEREAS, the Company and the Shareholders (other than Folksam International) entered into the Amended and Restated Investor Stockholders' Agreement dated as of March 6, 1996 (the "Investor Stockholders' Agreement"); and

    WHEREAS, in connection with the transactions contemplated by the Subscription Agreement dated as of November 6, 1997 among the Company, the Shareholders and certain other parties (the "Subscription Agreement"), the Company and the Shareholders desire to amend the Investor Stockholders' Agreement;

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

    1. Effective upon the consummation of the Closing under the Subscription Agreement, the Investor Stockholders' Agreement shall be automatically and without further act amended as follows:

     a. All references to "FMGIC" contained in the Investor Stockholders' Agreement, including with respect to the definition of Investor Stockholders, shall be deemed to refer collectively to Folksam Mutual and Folksam International, and Folksam International, by execution and delivery hereof, shall become a party to the Investor Stockholders' Agreement and agrees to be bound by all obligations of FMGIC thereunder.

     b. The definition of "Original Equity" contained in Section 1 thereof shall be amended to read as follows:

         "Original Equity" shall mean the 8,483,907 shares of Common Stock issued and outstanding upon the Closing under the Subscription Agreement dated as of November 6, 1997 by and among the Company, the Investor Stockholders, FA and certain other parties and which are beneficially owned by the Investor Stockholders, and any shares issued with respect thereto as a stock dividend or in connection with any reclassification, stock split or recapitalization."

     c. Section 2(a) thereof shall be amended to read in its entirety as follows:

     "(a) Each Investor Stockholder hereby agrees that during the period commencing on the date hereof and ending upon the termination of this Agreement it will vote all of the shares of Voting Stock beneficially owned by it so as to elect and, during such period, to continue in office a Board of Directors of the Company consisting of not more than eleven members and which shall include the following:

          (i) a number of designees of each Investor Stockholder at any time that most appropriately reflects the percentage of Original Equity beneficially owned by such Investor Stockholder as compared to the respective percentages of Original Equity beneficially owned by the other Investor Stockholders at such time; provided that the aggregate number of designees of the Investor Stockholders shall not exceed eight (8) designees; and provided further that each Investor Stockholder that beneficially owns 6.25% or more of the Original Equity shall be entitled to at least one designee; and

          (ii) the designees of FA designated in accordance with the terms of the FA Stockholders Agreement;

     Accordingly, pursuant to clause (i) of Section 2(a), as of the date of the closing under the Subscription Agreement (the "Subscription Closing Date") each of the Investor Stockholders is entitled to designate, based on the percentage of the Original Equity beneficially owned by it as of the Subscription Closing Date, the following number of designees:

        (I) 3 designees of FMGIC;

        (II) 2 designees of WSA;

        (III) 2 designees of P&V; and

        (IV) 1 designee of SS."

     d. Section 2(d) thereof shall be amended to read in its entirety as follows:

    "In the event that any Investor Stockholder becomes entitled to a lesser or greater number of designees under Section 2(a) than are then designated by such Investor Stockholder and acting as members of the Board of Directors, each Investor Stockholder shall vote all of the shares of Voting Stock beneficially owned by it so as to remove or add such director designated by such Investor Stockholder that is entitled to a lesser or greater number of designees and (to the extent necessary) to amend the By-laws to reduce or, subject to Section 2(a), increase the authorized number of members of the Board of Directors by the director or directors so removed or added; provided that each Investor Stockholder shall have the exclusive right to determine which of the directors previously designated by it shall be removed."

     e. Section 2(e) thereof is amended by deleting said Section in its entirety and substituting therefor the following: "(e) [Reserved]".

     f. Solely for purposes of Section 12 of the Investor Stockholders' Agreement, all references in said Section 12 shall be deemed to refer only to FMGIC and SS and shall be deemed expressly not to refer to WSA or P&V.

    2. This Agreement shall be of no force or effect if the Closing under the Subscription Agreement shall fail to occur.

    3. This Agreement may be executed in one or more counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which will constitute one and the same instrument.

    4. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein without reference to any applicable principles of conflicts of laws. The parties agree that the exclusive place of jurisdiction for any action brought hereunder shall be in the City and State of New York.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officer as of the date first written above.

                       FOLKSAMERICA HOLDING COMPANY, INC.

                       By: ____________________
                           Name:
                           Title:

                       FOLKSAM MUTUAL GENERAL INSURANCE COMPANY

                       By: ____________________
                           Name:
                           Title:

                       By: ____________________
                           Name:
                           Title:

                       FOLKSAM INTERNATIONAL INSURANCE CO. LTD. (Publ)

                       By: ____________________
                           Name:
                           Title:

                       By: ____________________
                           Name:
                           Title:

                       WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG

                       By: ____________________
                           Name:
                           Title:

                       By: ____________________
                           Name:
                           Title:

                       P&V ASSURANCES S.C.

                       By: ____________________
                           Name:
                           Title:

                       SAMVIRKE SKADEFORSIKRING AS

                       By: ____________________
                           Name:
                           Title: